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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Metals USA, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-32363).


ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 2001